UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2014

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 30, 2014, YRC Worldwide Inc. (the “Company”) issued a press release announcing that it had reached an agreement with its lenders to extend the deadline to repay the 6% convertible notes to February 13, 2014 and to permit repayment of the 10% Series A Convertible Senior Secured Notes due 2015 and the 10% Series B Convertible Senior Secured Notes due 2015 with the cash equity proceeds from the equity transactions previously announced on December 23, 2013. The Company also announced that it obtained approval from 100% of its pension fund noteholders to amend and extend its obligation to December 2019, subject to closing the previously announced equity transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the attached news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “will,” “would,” “anticipate,” “expect,” “believe,” “intend” and similar expressions are intended to identify forward-looking statements. It is important to note that the closing of the proposed equity transactions discussed in this Current Report on Form 8-K and the attached news release, our ability to restructure our pension fund debt and refinance our senior debt, and the overall results of our refinancing strategy, including the amount our existing stockholders will be diluted, will be determined by a number of factors, including (among others) those risk factors that are from time to time included in the Company’s reports filed with the SEC, including the Company’s reports on Forms 10-K and 10-Q and the Company’s Current Report on Form 8-K filed on December 9, 2013. Further, the Company cannot provide you with any assurances that the conditions contained in the definitive agreements related to the proposed equity transactions will be satisfied or that the proposed equity transactions, the pension fund debt restructuring or the senior debt refinancing can be completed in the timeframes required under the Company’s various agreements with its stakeholders, if at all. In addition, even if all the contemplated transactions are completed, the Company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others) the risk factors that are from time to time included in the Company’s aforementioned reports.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated January 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

By:	/s/ Stephanie D. Fisher
Stephanie D. Fisher
Vice President and Controller

Date: January 31, 2014

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 30, 2014